UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2023
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Savers Value Village, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State of Incorporation)	001-41733 (Commission File Number)	83-4165683 (I.R.S. Employer Identification Number)
11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(425) 462-1515
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000001	SVV	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 16, 2023, the Board of Directors (the “Board”) of Savers Value Village, Inc. (the “Company”) appointed Susan O’Farrell as an independent director and as a member of the Board’s Audit Committee. In connection with this change, the Board also approved an increase in the size of the Board from eight to nine members.
Ms. O’Farrell brings financial expertise and extensive leadership experience in the retail industry. Ms. O’Farrell served as Chief Financial Officer, Principal Accounting Officer and Treasurer at BlueLinx Holdings Inc. (BXC), a wholesale distributor of building and industrial products, from 2014 to 2020. Ms. O’Farrell has been a senior financial executive holding several roles with The Home Depot, a specialty retailer, from 1999 to 2014. Ms. O’Farrell began her career with Andersen Consulting, LLP (now Accenture), leaving as an Associate Partner in 1996 for a strategic information systems role with AGL Resources (now Southern Company Gas). Ms. O’Farrell served as Director of BlueLinx Corporation, a subsidiary of BlueLinx Holdings. Ms. O’Farrell currently serves on the board of directors and as the Audit Committee Chair of Leslie’s, Inc. (LESL), a specialty retailer of pool supplies that completed its initial public offering in 2020. She also serves on the board of directors of American Trailer World Corp. and International Women’s Forum – Georgia Chapter. Ms. O’Farrell is a qualified financial expert and a holder of the CERT Certificate in Cybersecurity Oversight from Carnegie Mellon. Ms. O’Farrell has a B.S. in business administration from Auburn University and completed the Emory Goizueta Executive Leadership Program.
There are no arrangements or understandings between Ms. O’Farrell and any other person pursuant to which Ms. O’Farrell was selected as a director, and there are no transactions between Ms. O’Farrell and the Company that would require disclosure under Item 404(a) of Regulation S-K. Ms. O’Farrell does not have any family relationships with any executive officer or director of the Company. Ms. O’Farrell will receive the standard compensation amounts payable to non-employee directors of the Company and will enter into the Company’s standard form indemnification agreement for directors and officers. For a description of the Company’s director compensation policy and standard form indemnification agreements, see the sections titled “Director Compensation—Post-Offering Director Compensation Program” and “Certain Relationships and Related Party Transactions—Indemnification of officers and directors” as set forth in the Company’s prospectus as filed with the U.S. Securities and Exchange Commission in accordance with Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), on June 30, 2023.

Item 7.01 Regulation FD Disclosure.
The October 16, 2023 press release announcing the changes to the Company’s Board is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVERS VALUE VILLAGE, INC.

Date:	October 16, 2023	By:	/s/ Richard Medway
		Name:	Richard Medway
		Title:	General Counsel, Chief Compliance Officer and Secretary